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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 17, 1996
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                             INCO HOMES CORPORATION
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               (Exact name of registrant as specified in charter)


         Delaware                  0-21378                         33-0534734
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(State or Other Jurisdiction     (Commission                      (IRS Employer
of Incorporation)                File Number)               Identification No.)



1282 West Arrow Highway, Upland, California                               91786
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code       (909) 981-8989
                                                   -----------------------------


                                   no change
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         (Former Name or Former Address, if Changed Since Last Report.)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        4(a)    Information required by Item 304(a)(1)

                Item 304(a)(i) -- On September 17, 1996, Inco Homes Corporation ("Registrant") dismissed Ernst & Young LLP ("E&Y") as its independent accountant and engaged Price Waterhouse LLP ("PW") as such.

                Item 304(a)(ii) -- The reports of E&Y on the Registrant's financial statements for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

                Item 304(a)(iii) -- The Registrant's Audit Committee and its full Board of Directors approved the decision to change accountants.

                Item 304(a)(iv) -- In connection with its audits for the Registrant's two most recent fiscal years and through September 17, 1996 there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                Item 304(a)(v) -- During the Registrant's two most recent fiscal years and through September 17, 1996 there have been no reportable events. During these periods there were certain reportable conditions as described below.

                In the Management Letter prepared by Kenneth Leventhal & Company (prior to its merger with E&Y) for the fiscal year ended December 31, 1994 it was noted that the Company did not have an accounting manual to document accounting policy and procedures. Additionally, it was noted that certain escrow statements relating to the land acquisitions could not be located by Company personnel. As a result, the required documentation had to be obtained directly from the escrow company. Also, various accounting records were not stored in areas secure from theft, fire or other natural disasters.

                In the draft of the Management Letter prepared by E&Y for the fiscal year ended December 31, 1995 it was noted that various accounting records were not stored in areas secure from theft, fire or other natural disasters.

                Item 304(a)(vi) -- The Registrant has requested that E&Y furnish the Registrant, as promptly as possible, with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant contained herein and, if not, stating the respects in which it does not agree. The Registrant intends to promptly file E&Y's response as an exhibit to this filing upon receipt.

        4(b)    Information required by Item 304(a)(2)

                The Registrant engaged PW as its independent accountant as of September 17, 1996. During the Registrant's two most recent fiscal years, and through September 17, 1996, the Registrant did not consult with PW as to either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements and the Registrant did not consult with PW as to any matter that was either the subject of disagreement or a reportable event (as described in Regulation S-K Item 304(a)).



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INCO HOMES CORPORATION


Date: September 20, 1996               By: /s/ Ira C. Norris
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                                           Ira C. Norris
                                           President and Chief Executive Officer


Date: September 20, 1996               By: /s/ Robert H. Daskal
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                                           Robert H. Daskal
                                           Executive Vice President and
                                           Chief Financial Officer


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